                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 17, 2005
                                                        -----------------

                               Jarden Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     0-21052                     35-1828377
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

555 Theodore Fremd Avenue, Rye, New York                              10580
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(Address of principal executive offices)                            (Zip Code)

        Registrant's telephone number, including area code (914) 967-9400
                                                           --------------

             -------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On February 17, 2005, we issued a press release announcing our financial results for the fiscal year ended December 31, 2004. A copy of our press release announcing our earnings results for the fiscal year ended December 31, 2004 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     Also attached to this Current Report on Form 8-K as Exhibit 99.2 is a reconciliation of certain non-GAAP financial measures expected to be discussed by us during our February 17, 2005 earnings conference call to the most directly comparable financial measure in accordance with generally accepted accounting principles in the United States ("GAAP") and is incorporated by reference herein.

     The information in this Form 8-K and Exhibit 99.1 and Exhibit 99.2 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the
Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit       Description
-------       -----------

99.1          Press Release of Jarden Corporation, dated February 17, 2005, with respect to our financial results for the fiscal year ended
              December 31, 2004 (furnished only).

99.2          Reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2005

                                                  JARDEN CORPORATION

                                              By: /s/ Ian G.H. Ashken
                                                  ------------------------------
                                                  Name:  Ian G.H. Ashken
                                                  Title: Vice Chairman, Chief
                                                         Financial Officer and
                                                         Secretary

                                  EXHIBIT INDEX

            Number             Exhibit
            ------             -------

         Exhibit 99.1          Press Release of Jarden Corporation, dated
                               February 17, 2005, with respect to our financial
                               results for the fiscal year ended December 31,
                               2004 (furnished only).

         Exhibit 99.2          Reconciliation of non-GAAP financial measures to
                               the most directly comparable GAAP financial
                               measures.